UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 27, 2017

             Ford Credit Auto Owner Trust 2017-B

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-205966-06

Central Index Key Number: 0001708287

        Ford Credit Auto Receivables Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-205966

Central Index Key Number: 0001129987

                 Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

                                    Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

                                    38-3574956

(IRS Employer Identification No. of the Registrant)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events

In connection with the issuance by Ford Credit Auto Owner Trust 2017-B (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated June 20, 2017, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC (the “Registrant” or the “Depositor”), the documents listed in Item 9.01(d) below are being filed.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement.  Copies of the legality and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Not applicable

(b)        Not applicable

(c)        Not applicable

(d)       Exhibits:

Exhibit No.	Description

Exhibit 5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.

Exhibit 8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

FORD CREDIT AUTO RECEIVABLES TWO LLC

	By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: June 27, 2017

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality

Exhibit 8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters